UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2020

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, Avid Technology, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2020 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 is incorporated by reference herein.

Non-GAAP and Operational Measures. The attached Press Release includes financial measures that are not based on generally accepted accounting principles, or GAAP. These non-GAAP financial measures, which are not based on a comprehensive set of accounting rules or principles, include the following: non-GAAP Gross Profit, non-GAAP Gross Margin, non-GAAP Operating Expenses, non-GAAP Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, non-GAAP Interest and Other Expense, non-GAAP Income Tax Provision, non-GAAP Net Income (Loss), non-GAAP Net Income (Loss) Per Share, and Free Cash Flow.

•	Non-GAAP Gross Profit is defined as GAAP gross profit, excluding amortization of intangible assets and stock-based compensation expense.

•	Non-GAAP Gross Margin is defined as GAAP gross margin, excluding amortization of intangible assets and stock-based compensation expense.

•
Non-GAAP Operating Expenses are defined as GAAP operating expense excluding restructuring costs, stock-based compensation, amortization of intangible assets as well as other unusual items such as costs related to the restatement, M&A related activity, and efficiency program.

•
Non-GAAP Operating Income (Loss) is defined as GAAP operating income (loss) excluding restructuring costs, stock-based compensation, amortization of intangible assets as well as other unusual items such as costs related to the restatement, M&A related activity, and efficiency program.

•	Adjusted EBITDA is defined as non-GAAP operating income (loss) excluding depreciation expense.

•	Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by GAAP Net Revenues.

•	Non-GAAP Interest and Other Expense is defined as GAAP interest and other expense excluding one-time financing fees and loss on extinguishment of debt.

•
Non-GAAP Income Tax Provision is defined as the provision for income taxes on non-GAAP profit (loss) before income taxes, which is non-GAAP Operating Income (Loss) excluding Non-GAAP Interest and Other Expense; additionally, the Non-GAAP Income Tax provision excludes deferred tax expense or benefit associated with the creation or release of a valuation allowance for deferred tax assets.

•	Non-GAAP Net Income (Loss) is defined as Non-GAAP Operating Income (Loss) less Non-GAAP Interest and Other Expense, and Non-GAAP Income Tax Provision.

•	Non-GAAP Net Income (Loss) Per Share is defined as non-GAAP Net Income (Loss) divided by weighted-average common shares outstanding.

•	Free Cash Flow is defined as GAAP operating cash flow less capital expenditures.

Reconciliations of these non-GAAP financial measures to their most comparable GAAP measures are contained in the tables accompanying the Press Release. The Press Release furnished herewith also includes forward-looking non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow and Non-GAAP Net Income (Loss) Per Share. Reconciliations of these forward-looking non-GAAP financial measures are not included in the Press Release furnished herewith due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

These non-GAAP financial measures reflect how Avid manages its businesses internally. Avid’s non-GAAP measures may vary from how other companies present non-GAAP measures. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.

The Press Release furnished herewith also includes the operational metrics of Cloud-enabled software subscriptions, Recurring Revenue, Annual Contract Value and Revenue Backlog. Definitions of these operational metrics are included in the supplemental financial and operational data sheet available on our investor relations webpage at ir.avid.com.

•
Cloud-enabled software subscriptions as of the end of a quarter represent the number of paid subscription licenses under an active contract as of that date, excluding any licenses that may be receiving service under an active contract but that are not paid for at that time by the customer, whether due to a promotion, cancellation or otherwise. For comparison purposes, subscription numbers for previous quarters have been adjusted from previously published numbers to (i) include multi-year and multi-seat licenses, and (ii) exclude certain terminated subscription licenses.

•	Recurring Revenue is defined as the sum of subscription revenue, maintenance revenue and revenue under our long-term contractual agreements.

•	LTM Recurring Revenue % is Recurring Revenue divided by Total Net Revenue for the most recent four quarters.

•
Annual Contract Value is defined, as of a given date, as the sum of the following three components: (i) the annual value of all long-term contractual agreements in effect on such date, calculated by dividing the total value of each contract (excluding expected maintenance revenue included in (ii) below and expected subscription revenue included in (iii) below) divided by the total number of years of such contract, (ii) maintenance revenue for the quarter ended on such date, multiplied by four, and (iii) subscription revenue for the quarter ended on such date, multiplied by four.

•
Revenue Backlog consists of firm orders received and includes both (i) orders where the customer has been invoiced in advance of our performance obligations being fulfilled and (ii) orders for future product deliveries or services that have not yet been invoiced by us.

Limitation on Incorporation by Reference. The information furnished in Items 2.02 and 7.01, including the Press Release furnished herewith as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. This Form 8-K, and the Press Release furnished herewith as Exhibit 99.1 contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the Press Release regarding these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Press Release announcing financial results, dated May 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: May 7, 2020	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and CFO